UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 19, 2018

LIBERTY EXPEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37938	81-1838757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders

At Liberty Expedia Holdings, Inc.’s (the “Company”) annual meeting of stockholders held on June 19, 2018 (the “Annual Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018 (the “auditors ratification proposal”); (2) a proposal to elect John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel and Christopher W. Shean to continue serving as Common Stock Directors of the Company’s board of directors until the 2019 annual meeting of stockholders or their earlier resignation or removal; and (3) a proposal to elect Robert R. Hammond and Alexander von Furstenberg to continue serving as Series B Directors of the Company’s board of directors until the earlier of (i) the Proxy Arrangement Termination Date (as defined in the definitive proxy statement relating to the Annual Meeting), (ii) the 2020 annual meeting of stockholders, or (iii) their earlier resignation or removal. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

1. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,898,431	19,096,319	66,048	—

Accordingly, the auditors ratification proposal was approved.

2. Election of the following Nominees as Common Stock Directors of the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
John C. Malone	37,237,000	15,133,413	3,189,833
Stephen M. Brett	31,706,054	20,664,359	3,189,833
Gregg L. Engles	31,824,603	20,545,810	3,189,833
Scott W. Schoelzel	29,842,009	22,528,404	3,189,833
Christopher W. Shean	43,110,815	9,259,598	3,189,833

Accordingly, the foregoing nominees were re-elected as Common Stock Directors of the Company’s board of directors.

3. Election of the following Nominees as Series B Directors of the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert R. Hammond	27,469,400	6,380	649,910
Alexander von Furstenberg	27,467,850	7,930	649,910

Accordingly, the foregoing nominees were re-elected as Series B Directors of the Company’s board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June  22, 2018

LIBERTY EXPEDIA HOLDINGS, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Chief Financial Officer